UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BWX TECHNOLOGIES, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 30, 2021.
BWX TECHNOLOGIES, INC.

Meeting Information

Meeting Type:          Annual Meeting

For holders as of:     March 8, 2021

Date:    April 30, 2021          Time: 9:30 a.m. Eastern Time

Location:  Meeting live via the internet - please visit

       www.virtualshareholdermeeting.com/BWXT2021

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

BWX TECHNOLOGIES, INC. 800 MAIN STREET, 4TH FLOOR LYNCHBURG, VIRGINIA 24504
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
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1) BY INTERNET: 2) BY TELEPHONE: 3) BY E-MAIL*:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2021 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/BWXT2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR each director nominee in Proposal 1.

1.	Election of none director nominees named below to hold office until the Annual Meeting of Stockholders for 2022:

	1a.	Jan A. Bertsch	1f.	Leland D. Melvin
	1b.	Gerhard F. Burbach	1g.	Robert L. Nardelli
	1c.	Rex D. Geveden	1h.	Barbara A. Niland
	1d.	James M. Jaska	1i.	John M. Richardson
	1e.	Kenneth J. Krieg
The Board of Directors recommends you vote FOR Proposal 2.

2.	Advisory vote on compensation of our Named Executive Officers.
The Board of Directors recommends you vote FOR Proposal 3.

3.	Ratification of Independent Registered Public Accounting Firm for the year ending December 31, 2021.